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                          SECURITIES AND EXCHANGE COMMISSION


                               WASHINGTON, D.C.  20549


                                       FORM 8-K

                           --------------------------------

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                            DATE OF REPORT:  JUNE 21, 1996
                          (Date of earliest event reported)

                           -------------------------------


                             CONSOLIDATED STAINLESS, INC.
                (Exact name of registrant as specified in its charter)

                           --------------------------------



    DELAWARE                      00-22690                      59-1669166
(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                                 Identification
incorporation or                                                No.)
organization)




                   1601 EAST AMELIA STREET, ORLANDO, FLORIDA 32803
                  (Address of principal executive offices, zip code)

                                    (407) 896-4000
                 (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

    On June 21, 1996, the Company acquired Twenty-First Century Metals, Inc., an Illinois corporation (a distributor of stainless steel products) (the "New Subsidiary") by merger (the "Merger") pursuant to an Agreement and Plan of Merger dated as of May 17, 1996, a copy of which is attached as Exhibit 10.1.
In connection with the acquisition, the Company agreed to guaranty the obligations of New Subsidiary to make payments of $1,185,312 for inventory acquired by New Subsidiary from a vendor prior to closing the Merger. A copy of the applicable agreements with respect to the payment for the inventory and related guaranty are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively.

ITEM 7.  EXHIBITS.

    10.1 Agreement and Plan of Merger between the Company, Twenty-First Century Metals, Inc. and related affiliates dated May 17, 1996.

    10.2 Agreement between Twenty-First Century Metals, Inc. (subsidiary of Company) and Innovation Group, Ltd. dated June 21, 1996.

    10.3 Amended Security Agreement between Twenty-First Century Metals, Inc. and Innovation Group, Ltd. dated June 21, 1996.

    10.4 Guaranty of Company in favor of Innovation Group, Ltd. dated June 21, 1996.


                                      SIGNATURES

    Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CONSOLIDATED STAINLESS, INC.
                                        (Registrant)


Date: July 31, 1996     By: /s/ Ronald Adams
           --               ----------------------------------
                            Ronald Adams
                            President and Chief Executive Officer



Steel\8K-3896

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                                    EXHIBIT INDEX


Exhibit 10.1. Agreement on Plan of Merger between the Company, Twenty-First
              Century Metals, Inc. and related affiliates dated May 17, 1996.

Exhibit 10.2. Agreement between Twenty-First Century Metals, Inc. (subsidiary of Company) and Innovation Group, Ltd. dated June 21, 1996.

Exhibit 10.3 Amended Security Agreement between Twenty-First Century Metals, Inc. and Innovation Group, Ltd. dated June 21, 1996.

Exhibit 10.4. Guaranty of Company in favor of Innovation Group, Ltd. dated June
              21, 1996.